KBS Strategic Opportunity REIT Valuation and Portfolio Update March 27, 2014 1 Exhibit 99.3

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in the KBS Strategic Opportunity REIT, Inc. (“KBS Strategic Opportunity REIT”) Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Commission Exchange (the “SEC”) on March 11, 2014 (the “Annual Report”), including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value KBS Strategic Opportunity REIT’s assets and liabilities in connection with the calculation of KBS Strategic Opportunity REIT’s estimated value per share, see KBS Strategic Opportunity REIT’s Current Report on Form 8-K, filed with the SEC on March 27, 2014. Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS Strategic Opportunity REIT intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS Strategic Opportunity REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and KBS Strategic Opportunity REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The valuation methodology for KBS Strategic Opportunity REIT’s real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the valuation estimates used in calculating the estimated value per share are best estimates as of March 25, 2014, KBS Strategic Opportunity REIT can give no assurance in this regard. These statements also depend on factors such as future economic, competitive and market conditions, KBS Strategic Opportunity REIT’s ability to maintain occupancy levels and lease rates at its properties, and other risks identified in Part I, Item IA of KBS Strategic Opportunity REIT’s Annual Report on form 10-K for the year ended December 31, 2013. Actual events may cause the value and returns on KBS Strategic Opportunity REIT’s investments to be less than that used for purposes of KBS Strategic Opportunity REIT’s estimated value per share. 2

Total Acquistions1: $949,123,000 18 Equity Assets 8 Debt Assets Total Current Portfolio2: $884,819,000 22 Equity Assets 1 Debt Asset Current Rentable Sq. Ft.3: 4,906,095 Leverage4: 36% 1 Represents acquisition price (excluding closing costs) of real estate and loans acquired since inception, including KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures and investments which have been disposed. Subsequent to acquisition, KBS Strategic Opportunity REIT foreclosed on or otherwise received title to the properties securing five of its original debt investments, all of which were non- performing loans at the time of acquisition. 2 Represents acquisition price (excluding closing costs) of real estate and loans in portfolio as of March 25, 2014, including KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures. 3Represents rentable square feet of real estate in portfolio as of March 25, 2014, including rentable square feet owned by consolidated joint ventures but excluding rentable square feet owned by unconsolidated joint ventures. 4 As of December 31, 2013, KBS Strategic Opportunity REIT’s borrowings and other liabilities were approximately 36% of the cost (before depreciation or other noncash reserves) and book value (before depreciation) of tangible assets. Portfolio Overview 3

 Estimated value per share2 calculated using information as of December 31, 2013 • Net asset value; no enterprise (portfolio) premium or discount applied • Considered potential participation fee that would be due to the advisor in a hypothetical liquidation if the required shareholder return thresholds are met.  Underlying real estate value determined by third-party appraisals of real estate properties:  Duff & Phelps and Landauer Services, LLC were engaged to provide appraisals of the estimated market values of real estate assets. Duff & Phelps provided appraisals of all investments in consolidated real estate properties (excluding undeveloped land) and Landauer provided appraisals of all investments in undeveloped land. The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP).  Non-controlling interest liability due to our joint venture partners calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current appraised values and the payoff of any related debt at its fair value, based on the profit participation thresholds contained in the joint venture agreements. 1For more information, see KBS Strategic Opportunity REIT’s Current Report on Form 8-K filed with the SEC on March 27, 2014. 2The estimated value of the REIT’s assets less the estimated value of the REIT’s liabilities, divided by the number of shares outstanding, all as of December 31, 2013, except for the adjustment for acquisition fees and closing costs incurred in connection with the acquisitions of three real estate properties subsequent to December 31, 2013 (one of which is under contract, but had not yet closed as of March 25, 2014), which were included as a reduction to the net asset value. Valuation1 4

Real Estate and Real Estate-Related Investments $ 16.81 Cash 0.97 Other Assets 0.27 Mortgage Debt (4.34) Other Liabilities & Adjustments (0.47) Less: Non-Controlling Interest (1.82) Total Stockholders’ Equity $ 11.42 Adjustment for 2014 Acquisition-Related Costs (0.15) Updated Estimated Value Per Share $ 11.27 Valuation1 The estimated value per share is calculated as: 5 1 For more information, see KBS Strategic Opportunity REIT’s Current Report on Form 8-K filed with the SEC on March 27, 2014.

Valuation 6 Prior to March 25, 2014, the Company valued its shares at $10.00 per share based solely on the offering price in the primary portion of its initial public offering. This is the price that most investors purchased shares in the Company’s primary initial public offering. Some shares were sold at a discount to the $10.00 primary offering price, though the net proceeds to the Company were substantially the same. For the purpose of illustrating changes from the $10.00 offering price to the March 25, 2014, estimated value per share, the Company is summarizing the significant factors from its inception in 2008 to December 31, 2013, that explain the difference between the $10.00 offering price at which most stockholders acquired shares and the current estimated value per share of the Company’s stock. The changes on the next slide reflect the changes in fair value of the assets and liabilities since acquisition, the inception to date impact of the Company’s upfront offering costs, share price discounts on dividend reinvestment plan shares, distributions in excess of operating cash flows, gains on asset sales, acquisition related costs and expenses, discounts on share redemptions and other changes through December 31, 2013, as well as a deduction for acquisition fees and closing costs incurred in connection with three real estate assets that closed or are expected to close after December 31, 2013.

Valuation1 7 Estimated Value Per Share Offering price2 $10.00 Share price discount on sales, DRIP, net of redemptions (0.10) Offering proceeds, net of discounts 9.90 Offering costs3 (1.01) Net offering proceeds 8.89 Changes due to operating activities and distributions: Change in value due to distributions in excess of operating cash flows (0.54) Gain on asset sales, net 0.26 Acquisition and foreclosure costs4 (0.34) Deferred financing costs (0.10) Changes due to fair value of assets and liabilities: Real estate (including investment in unconsolidated JV's) 5.58 Capital expenditures on real estate (0.71) Notes payable (0.04) Non-controlling interest (1.60) Advisor participation fee potential liability (0.10) Other changes, net5 (0.03) Total adjustments to net offering proceeds 2.38 $11.27 1 For more information, see KBS Strategic Opportunity REIT’s Current Report on Form 8-K filed with the SEC on March 27, 2014.

Valuation 8 2Offering price presented is calculated based on the number of shares issued and outstanding as of December 31, 2013 and the initial offering price per share of $10.00, which reflects the price at which most investors purchased shares in the Company’s primary offering. Through December 31, 2013, the Company sold 56,584,976 shares of common stock in its primary offering for gross offering proceeds of $561.7 million, or an average of $9.93 per share, and sold 3,080,830 shares of common stock under its dividend reinvestment plan for gross offering proceeds of $29.3 million, or an average of $9.50 per share. Also, as of December 31, 2013, the Company had redeemed 343,049 shares sold in the offering for $3.2 million, or an average of $9.39 per share. In addition, as of December 31, 2013, the Company had sold 20,000 shares of common stock to the Advisor for gross offering proceeds of $0.2 million, or $10.00 per share, and 276,243 shares of common stock in private transactions exempt from the registration requirements pursuant to Section 4(2) of the Securities Act of 1933 for $2.5 million, or $9.05 per share. Also see note 3 below. 3Shares were sold under the Company's initial public offering at a discount to some categories of investors. Shares sold under the Company’s dividend reinvestment plan through December 31, 2013 were sold at a price equal to $9.50 per share. Additionally, shares were redeemed at an average price that was lower than $10.00 in accordance with the Company’s share redemption program. Shares sold pursuant to a discount and the activities related to the dividend reinvestment plan and the share redemption program resulted in a net decrease of $0.10 to the offering price of $10.00 per share. Sales of shares under the dividend reinvestment plan were not subject to certain offering costs such as sales commissions, dealer manager fees and other offering costs, and although these shares were sold at a price equal to $9.50 per share, the net offering proceeds per share sold under the dividend reinvestment plan were greater than the net offering proceeds per share sold under the primary offering. In addition, other shares sold at a discount in the primary offering were also generally not subject to sales commissions; and in some cases, were not subject to a portion of the dealer manager fee, though the net proceeds to the Company from the sale of these shares in the primary offering were substantially the same. 4Amount includes actual and expected acquisition-related costs subsequent to December 31, 2013. 5“Other changes, net” consists of various unrelated insignificant items.

Portfolio Overview 9 1 Cost basis equals acquisition price (net of closing credits and excluding closing costs) plus capital expenditures as of December 31, 2013 for investments made and still in the portfolio as of that date, and actual or expected acquisition prices for acquisitions subsequent to December 31, 2013. Investments in real estate acquired through consolidated joint ventures are presented net of non-controlling interest. 2 Includes real estate and loans in portfolio as of March 25, 2014 and one investment scheduled to close after March 25, 2014, including KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures 3 Includes gross proceeds of primary offering, excluding proceeds from the dividend reinvestment plan.

Portfolio Overview 10 1 Includes real estate and loans in portfolio as of December 31, 2013, including KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures. Investments in real estate acquired through consolidated joint ventures are presented net of non-controlling interest. 2 Cost basis equals acquisition price (net of closing credits and excluding closing costs) plus capital expenditures for investments made and still in portfolio as of December 31, 2013.

Portfolio Overview 11 1 Includes real estate and loans in portfolio as of December 31, 2013, including KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures. 2 Equity equals asset value less debt fair value. Debt fair value is as of December 31, 2013. Does not reflect debt financing incurred after December 31, 2013. Investments in real estate acquired through consolidated joint ventures are presented net of non-controlling interest.

Portfolio Overview 12 1 Equity equals asset value less debt fair value. Debt fair value is as of December 31, 2013. Does not reflect debt financing incurred after December 31, 2013. Investments in real estate acquired through consolidated joint ventures are presented net of non-controlling interest. 2 Includes real estate and loans in portfolio as of December 31, 2013, including KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures. 3 Based on shares outstanding as of 12/31/13

Distribution History1 1Based on all distributions declared but not necessarily paid as March 27, 2014 13 Record Date Payment Date Amount/Share Reason 12/23/2011 12/28/2011 $0.30 Estimated increase in portfolio value, as supported by completed broker opinions of value (BOVs) 2/14/2012 2/17/2012 $0.02309337 Gain on the sale of 1 Roseville building 4/16/2012 4/30/2012 $0.025 Gain from paying off loan at a discount, disposition of Roseville land and estimated increased value in the portfolio 7/20/2012 7/31/2012 $0.35190663 Estimated increase in portfolio value, as supported by a second round of completed BOVs 3/22/2013 4/4/2013 $0.06153498 Gain from the unsolicited sale of one building in the Richardson Portfolio 11/13/2013 12/5/2013 $0.38 100% of forecasted taxable income for 2013, including gains from the sales of 2 Powers Ferry buildings, the remaining 4 Roseville buildings, and the payoff of Ponte Palmero mortgage loan Subtotal $1.14153498 3/31/2014 4/15/14 $0.04931507 Based on Board’s determination of available cash flow Total $1.19085005

(1) Does not reflect the hypothetical performance of investment by stockholders that participated in the dividend reinvestment plan. (2) KBS Strategic Opportunity REIT is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. KBS Strategic Opportunity REIT can give no assurance that:  a stockholder would be able to resell his or her shares at this estimated value;  a stockholder would ultimately realize distributions per share equal to KBS Strategic Opportunity REIT's estimated value per share upon liquidation or sale of KBS Strategic Opportunity REIT;  KBS Strategic Opportunity REIT's shares of common stock would trade at the estimated value per share on a national securities exchange;  an independent third-party appraiser or other third-party valuation firm would agree with KBS Strategic Opportunity REIT's estimated value per share; or  the methodology used to estimate KBS Strategic Opportunity REIT's value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share as of March 25, 2014 is based on the estimated value of KBS Strategic Opportunity REIT's assets less the estimated value of KBS Strategic Opportunity REIT's liabilities, or net asset value, divided by the number of shares outstanding as of Dec. 31, 2013. All of KBS Strategic Opportunity REIT's assets and liabilities were valued as of Dec. 31, 2013 with the exception of an adjustment for acquisition fees and closing costs incurred in connection with the acquisitions of three real estate assets subsequent to Dec. 31, 2013 (one of which is under contract and is reasonably probable to close, but had not yet closed as of March 25, 2014), which were included as a reduction to the net asset value. Total Return Estimated Value Per Share as of March 25, 2014 (2) Cumulative Cash Distributions Per Share Received as of March 25, 2014 Sum of Estimated Value Per Share and Cumulative Cash Distributions Per Share Received, as of March 25, 2014 First Investor (Invested at Escrow Break on April 19, 2010): $11.27 $1.14 $12.41 Last Investor (Invested at Close of Public Offering on Nov. 14, 2012): $11.27 $0.44 $11.71 Hypothetical Performance of First and Last Investors Assumes all distributions have been taken in cash and stockholder has held shares since the dates below1 14

Located in Bellevue, WA • Acquired on January 14, 2014 • $184.0 million purchase price • 490,096 total rentable square feet • 16-story building, 10-story building and a 6-level parking structure • Floor Air Ratio (FAR) allows for entitlements for future development • 81% occupied at acquisition The Plaza Buildings Acquisition Update 15

Condo/apartment building located in Brooklyn, NY • Acquired on January 31, 2014 • Built in 2010 • $39.75 million purchase price • 66 units (49,220 Sq. Ft.) • $808 per square foot • 21 floors • 97% occupied at acquisition • 90% ownership interest through joint venture 424 Bedford Acquisition Update 16

DRIP Purchases  Beginning on the next purchase date1, DRIP shares will be acquired at $10.71, a 5% discount to the $11.27 estimated value per share.  A discount of 5% to estimated value per share is consistent with previous pricing. 1 The next purchase date will be on April 15, 2014. Dividend Reinvestment Plan 17

• Share Redemption Program¹ rules apply the same price percentages (ranging from 92.5% to 100.0%) to the most recent estimated value per share. 1 KBS Strategic Opportunity REIT’s share redemption program includes numerous restrictions that limit its stockholders’ ability to sell their shares to the REIT and the REIT’s board of directors may amend, suspend or terminate the share redemption program. Redemptions 18

 Statements will reflect new estimated value per share of $11.27 beginning with March 2014 statements.  Shareholder letter will be included with March statements mailed in early April.  Online prices visible through DST will be updated to show new estimated value per share.  Expected next NAV date: December 2014 Shareholder Communication 19

Thank you! If you have any questions, please contact your financial advisor or contact us at: KBS Capital Markets Group Member FINRA & SIPC 660 Newport Center Dr., Suite 1200 Newport Beach, CA 92660 (866) 527-4264 20